Supplement to the
Fidelity® Ultra-Short Bond Fund
September 29, 2006
Prospectus

The following information supplements information found in the "Average Annual Returns" section on page 5.

Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

The following information replaces the similar information found in the "Fund Management" section on page 22.

Robert Galusza is vice president and manager of Ultra-Short Bond Fund, which he has managed since July 2007. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as an analyst and a portfolio manager.

Andrew Dudley is vice president and co-manager of Ultra-Short Bond Fund, which he has managed since its inception in August 2002. He also manages other Fidelity funds. Mr. Dudley joined Fidelity Investments in 1996 as a portfolio manager.

ULB-07-01 July 12, 2007
1.777255.109

Supplement to the
Fidelity Advisor
Ultra-Short Bond Fund
Class A and Class T September 29, 2006
Prospectus

The following information replaces the information found in the 3rd bullet in the "Fidelity Advisor Systematic Exchange Program" table on page 22.

  The account into which the exchange is being processed must have a minimum balance of $1,000.

The following information found in the 1st bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 23 is no longer applicable.

  Accounts with a value of $10,000 or more in Class A or Class T shares are eligible for this program.

The following information supplements the information found in the "Fidelity Advisor Systematic Withdrawal Program" table on page 23.

  Aggregate redemptions per 12-month period from your account may not exceed 12% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.

The following information replaces the information in the 1st bullet in the "Fidelity Advisor Money Line" table on page 24.

  The Fidelity Advisor Money Line feature will automatically be established using the bank information from your initial investment check, provided there is at least one common name on the check and the account registration. Complete the appropriate section on the application if electing to provide alternate bank information or to decline the Fidelity Advisor Money Line Feature.

The following information replaces the similar information found in the "Fund Management" section on page 28.

Robert Galusza is vice president and manager of the fund, which he has managed since July 2007. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as an analyst and a portfolio manager.

Andrew Dudley is vice president and co-manager of the fund, which he has managed since June 2004. He also manages other Fidelity funds. Mr. Dudley joined Fidelity Investments in 1996 as a portfolio manager.

AUSB-07-02 July 12, 2007
1.808063.110

The following information replaces the similar CDSC waiver information found in the "Fund Distribution" section beginning on page 29.

The CDSC may be waived on the redemption of shares (applies to Class A and Class T):

A form may be required.

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. Held by insurance company separate accounts;

6. From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. Purchased by the Fidelity Investments Charitable Gift Fund;

8. On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).

The following information replaces the similar information found in the "Fund Distribution" section on page 37.

Class A of Ultra-Short Bond has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). Under the plan, Class A of Ultra-Short Bond is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A of Ultra-Short Bond may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.

Supplement to the
Fidelity Advisor
Ultra-Short Bond Fund
Institutional Class
September 29, 2006
Prospectus

The following information found in the 1st bullet in the "Fidelity Advisor Systematic Withdrawal Program" table on page 22 is no longer applicable.

  Accounts with a value of $10,000 or more in Institutional Class shares are eligible for this program.

The following information replaces the information in the 1st bullet in the "Fidelity Advisor Money Line" table on page 23.

  The Fidelity Advisor Money Line feature will automatically be established using the bank information from your initial investment check, provided there is at least one common name on the check and the account registration. Complete the appropriate section on the application if electing to provide alternate bank information or to decline the Fidelity Advisor Money Line Feature.

The following information replaces the similar information found in the "Fund Management" section on page 27.

Robert Galusza is vice president and manager of the fund, which he has managed since July 2007. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as an analyst and a portfolio manager.

Andrew Dudley is vice president and co-manager of the fund, which he has managed since June 2004. He also manages other Fidelity funds. Mr. Dudley joined Fidelity Investments in 1996 as a portfolio manager.

AUSBI-07-02 July 12, 2007
1.806139.108